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[ECA LOGO]

                                                                 Exhibit 10.2(b)

                         [Confidential Portions Omitted]

December 18, 2003

Mr. Ray Musci
CEO
Bam Entertainment, Inc.
333 West Santa Clara St., Suite 930
San Jose, CA 95113

Dear Ray,

Reference is made to that certain engagement letter between Europlay Capital Advisors, LLC and BAM Entertainment, Inc. dated November 17, 2003, as amended on December 12, 2003 (the "Engagement Letter"). The parties hereby agree to further amend the Engagement Letter as follows (all capitalized terms not defined herein shall have the meaning ascribed in the Engagement Letter):

1. The term "Agreed Entity" shall be deemed to include the following parties: (a) VIS Entertainment plc, (b) [*], (c) [*], (d) and [*].

2. The term "Covered Person" shall be deemed to include the following parties: (a) VIS Entertainment plc, (b) [*], (c) [*], (d) and [*].

All other terms of the Engagement Letter as amended are hereby ratified and confirmed. Please confirm your agreement to the foregoing by signing and returning this letter to ECA.

                                            Very truly yours,

                                            EUROPLAY CAPITAL ADVISORS, LLC

                                            By:    /s/ Pamela Colburn
                                                   -------------------------
                                            Title: Managing Director

Accepted and agreed as of the date first above written:

BAM ENTERTAINMENT, INC.

By:    /s/ Raymond Musci
       ------------------------
Title: Chief Executive Officer


                15821 Ventura Blvd., Suite 525, Encino, CA 91436
                     Phone (818) 444-4400 Fax (818) 444-4401

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* Confidential portion omitted and filed separately with the Commission.